________________________________________________________________________________


                            SCM STRATEGIC GROWTH FUND

________________________________________________________________________________


                      a series of the SCM Investment Trust






                               Annual Report 1999


                          FOR THE PERIOD ENDED MAY 31,






                               INVESTMENT ADVISOR
                        Shanklin Capital Management, Inc.
                               1420 Osborne Street
                                    Suite B16
                               Humboldt, TN 38343
                                 1-901-784-4444



                            SCM STRATEGIC GROWTH FUND
                           107 North Washington Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-525-3863

                                                                SCM FUNDS (logo)


Dear Fellow Shareholders:

We are pleased to provide you with this inaugural annual report for the SCM Strategic Growth Fund for the fiscal year ending May 31, 1999. Over this period, your Fund produced a total return of 3.76%, compared to the 13.95% return of its benchmark, the Russell 3000, and to the 8.19% return of its peer group index, the Lipper Flexible Portfolio Fund Index. The underperformance relative to the comparative indexes can be traced to the Fund's first four months of operation, July thru October 1998. At that time, investors went through a severe panic, fearing that serious economic problems in some of the world's emerging markets would spill over into the U.S. and cause a recession. Risk avoidance motivated most market participants in the extreme. Investors seemed determined to sell all securities in which they had significant profits and all securities that appeared to have above-average risk.

It was also during this time the Fund had the least amount of assets and accordingly the fewest number of holdings (ranging from 3 to 22 companies). This "focused" portfolio therefore had the potential over the short-term to deviate meaningfully from that of broader market indexes such as the Russell 3000 and the Lipper Flexible Portfolio Fund Index. Soon after this period of underperformance, net money flows into the Fund substantially increased -- consequently, in conjunction with the broad market "bottom". This new money allowed for the selective purchase of many great stocks at "bargain basement prices". Within a few months, the portfolio consisted of forty to fifty companies and a complement of U.S Treasury Notes and money market instruments. From October 31, 1998 until May 31, 1999, the SCM Strategic Growth Fund has returned 27.00%. In comparison, we humbly note the Russell 3000 and the Lipper Flexible Portfolio Fund Indexes have returned 19.65% and 11.25%, respectively.

Portfolio and Market Thoughts
-----------------------------

Though we had a few disappointments during the first fiscal year, having positions in some of the market's top performers compensated for the negative effects of our disappointing stocks. Fortunately, several Fund holdings have appreciated by more than 100% since their acquisition. We have enjoyed an affirming outcome from several big winners, each typically built on a pattern of earnings surprises and positive earnings revisions. Examples of such winners for the Fund include Charles Schwab & Co. and Net.B@nk in the financial sector; technology darlings Cisco Systems, RealNetworks, and MCI Worldcom; and delivery giant FDX Corporation.

Not all of our investments fared well in the fiscal year. We recognize that investors dislike negative surprises and we plan to work harder in the upcoming year to notice changes in the fundamental business trends of the companies we own -- changes that forecast negative outcomes going forward. While we fully expect a few negative surprises, we will strive to better anticipate them, and take appropriate action when need be.

Clearly, investors favored large-cap growth stocks above all others in the fiscal year. Determining factors seemed to be sustainable, above-average rates of growth in a challenging growth environment and trading liquidity that allowed investors to react quickly. In addition to the strong business fundamentals evidenced by our large-cap companies, we think these two factors also contributed to the Fund's performance over the course of the year. Nonetheless, we continue to believe that reasonably-priced high quality, strong growth companies of all sizes consistently represent the most promising investment opportunities.

As we enter the new fiscal year, the equity markets remain generally bullish. While we do not expect a major sustained downdraft in equity markets in the presence of a modestly low interest rate environment, a stable U.S. economy, and a seemingly accommodating Federal Reserve, we also do not expect the recent euphoria to last all year. One feature we do expect the equity markets to have in common with last year is volatility. The degree of short-term volatility correlates directly with valuation levels. With valuations at historically high levels, we do not expect many dull moments. While extreme volatility can make for a harrowing existence, it also creates numerous opportunities. We hope to continue taking advantage of these opportunities to strengthen the Fund for the long-term.

Of course, we make all our investments with a view toward the long-term. In our opinion, top quality companies share several characteristics that contribute to sustained, above-average growth rates: superior technologies or services, strong balance sheets, clear business models and management teams with the ability to execute their strategies. We believe investors will continue to seek out companies with these characteristics.

Year 2000 Computer Issue
------------------------

Many computer systems in use today may not be able to recognize any date after December 31, 1999. If these systems are not fixed by that date, it is possible that they could generate erroneous information or fail altogether. SCM Funds has committed to make sure its own major computer systems will continue to function on and after January 1, 2000. Of course, SCM Funds cannot fix systems that are beyond its control. If SCM Funds own systems, or the systems of third parties upon which it relies, do not perform properly after December 31, 1999, the Fund could be adversely affected.

In addition, the markets for, or values of, securities in which the Fund invests may possibly be hurt by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. For example, improperly functioning computer systems could result in securities trade settlement problems and liquidity issues, production issues for individual companies and overall economic uncertainties. Individual issuers may incur increased costs in making their own systems Year 2000 compliant. The combination of market uncertainty and increased costs means that there is a possibility that Year 2000 computer issues may adversely affect the Fund's investments. At this time, it is generally believed that foreign issuers, particularly those in emerging and other markets, may be more vulnerable to Year 2000 problems than companies in the U.S.

We believe that both our successes and our failures strengthen our resolve and improve our ability to face the challenges ahead. We know it was not an easy year to "stay the course" and we deeply value those that did. We believe that those that have stayed with us will ultimately be rewarded with acceptable long-term investment performance. Thank you for your continued confidence in the SCM Strategic Growth Fund.

Sincerely,


/s/ Dan Shanklin                            /s/ Tim Shanklin

Dan Shanklin                                Tim Shanklin
Chairman                                    Portfolio Manager

                           SCM STRATEGIC GROWTH FUND


                    Performance Update - $10,000 Investment
         For the period from June 29, 1998 (Commencement of Operations)
                                to May 31, 1999


        --------------------------------------------------------------
                                                       Lipper Flexible
                       SCM Strategic    Russell        Portfolio
        Period Ended   Growth Fund      3000 Index     Fund Index
        --------------------------------------------------------------

          6/29/98       $10,000          $10,000       $10,000
          7/31/98         9,490            9,790         9,902
          8/31/98         7,770            8,287         8,930
          9/30/98         8,170            8,848         9,285
         10/31/98         8,170            9,524         9,725
         11/30/98         8,700           10,108        10,125
         12/31/98         9,444           10,747        10,531
          1/31/99         9,925           11,114        10,734
          2/28/99         9,504           10,720        10,438
          3/31/99         9,835           11,112        10,698
          4/30/99        10,917           11,621        11,012
          5/31/99        10,376           11,395        10,819

This graph depicts the performance of the SCM Strategic Growth Fund versus the Russell 3000 Index and the Lipper Flexible Portfolio Fund Index. It is important to note that the SCM Strategic Growth Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Cumulative Total Return

-----------------------
  Since Commencement
    of Operations
-----------------------
        3.76%
-----------------------


The graph assumes an initial $10,000 investment at June 29, 1998. All dividends and distributions are reinvested.

At May 31, 1999, the SCM Strategic Growth Fund would have grown to $10,376 - total investment return of 3.76% since June 29, 1998.

At May 31, 1999, a similar investment in the Russell 3000 Index would have grown to $11,395 - total investment return of 13.95%; and the Lipper Flexible Portfolio Fund Index would have grown to $10,819 - total investment return of 8.19%, since June 29, 1998.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                                      SCM STRATEGIC GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            May 31, 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                      Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 81.57%

       Auto Parts - Original Equipment - 2.78%
            Detroit Diesel Corporation .............................................                   5,340              $  132,499
            Johnson Controls, Inc. .................................................                   1,700                 107,206
                                                                                                                          ----------
                                                                                                                             239,705
                                                                                                                          ----------
       Auto & Trucks - 1.37%
            DaimlerChrysler AG .....................................................                   1,350                 118,041
                                                                                                                          ----------

       Beverages - 1.44%
            The Coca-Cola Company ..................................................                   1,810                 123,985
                                                                                                                          ----------

       Building Materials - 1.85%
            Comfort Systems USA, Inc. ..............................................                  10,100                 159,075
                                                                                                                          ----------

       Commercial Services - 5.05%
            Central Parking Corporation ............................................                   3,700                 120,250
         (a)Concord EFS, Inc. ......................................................                   6,000                 203,250
         (a)NOVA Corporation .......................................................                   5,000                 111,250
                                                                                                                          ----------
                                                                                                                             434,750
                                                                                                                          ----------
       Computers - 1.22%
         (a)Dell Computer Corporation ..............................................                   3,050                 105,034
                                                                                                                          ----------

       Computer Software & Services - 11.63%
         (a)Acxiom Corporation .....................................................                   5,225                 141,075
         (a)America Online .........................................................                   1,125                 134,437
         (a)Cisco Systems, Inc. ....................................................                   1,400                 152,425
         (a)Infoseek Corporation ...................................................                   2,750                 115,156
         (a)Microsoft Corporation ..................................................                   1,700                 137,169
         (a)Network Solutions, Inc. ................................................                   2,150                 136,794
         (a)RealNetworks, Inc. .....................................................                   2,600                 184,275
                                                                                                                          ----------
                                                                                                                           1,001,331
                                                                                                                          ----------
       Electrical Equipment - 1.60%
            Emerson Electric Co. ...................................................                   2,150                 137,331
                                                                                                                          ----------

       Electronics - 4.03%
         (a)Nichols Research Corporation ...........................................                   6,880                 139,320
         (a)SCI Systems, Inc. ......................................................                   5,000                 207,500
                                                                                                                          ----------
                                                                                                                             346,820
                                                                                                                          ----------
       Electronics - Semiconductor - 1.26%
            Intel Corporation ......................................................                   2,000                 108,125
                                                                                                                          ----------



                                                                                                                         (Continued)

                                                      SCM STRATEGIC GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            May 31, 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                      Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Entertainment - 1.58%
            Time Warner, Inc. ......................................................                   2,000              $  136,125
                                                                                                                          ----------

       Financial Services - 1.39%
            Fannie Mae .............................................................                   1,765                 119,910
                                                                                                                          ----------

       Financial - Banks, Comercial - 1.44%
            First Tennessee National Corporation ...................................                   3,000                 123,563
                                                                                                                          ----------

       Financial - Savings/Loans/Thrifts - 4.01%
         (a)Net.B@nk, Inc. .........................................................                   8,100                 345,262
                                                                                                                          ----------

       Financial - Securities Brokers - 3.13%
            The Charles Schwab Corporation .........................................                   2,550                 269,662
                                                                                                                          ----------

       Lodging - 2.98%
         (a)Fairfield Communities, Inc. ............................................                  10,800                 171,450
         (a)Promus Hotel Corporation ...............................................                   3,400                  85,000
                                                                                                                          ----------
                                                                                                                             256,450
                                                                                                                          ----------
       Machine - Construction & Mining - 1.70%
            Ingersoll-Rand Company .................................................                   2,300                 146,481
                                                                                                                          ----------

       Manufactured Housing - 1.43%
            Clayton Homes, Inc. ....................................................                  10,767                 123,148
                                                                                                                          ----------

       Medical Supplies - 3.47%
            Medtronic, Inc. ........................................................                   1,651                 117,221
         (a)Renal Care Group, Inc. .................................................                   6,550                 181,762
                                                                                                                          ----------
                                                                                                                             298,983
                                                                                                                          ----------
       Medical - Biotechnology - 1.07%
            Schering-Plough Corporation ............................................                   2,050                  91,866
                                                                                                                          ----------

       Miscellaneous - Manufacturing - 1.28%
         (a)Denali Incorporated ....................................................                  14,000                 110,250
                                                                                                                          ----------

       Oil & Gas - Domestic - 1.82%
            Atlantic Richfield .....................................................                   1,870                 156,496
                                                                                                                          ----------

       Real Estate Investment Trust - 0.96%
            Prison Realty Trust, Inc. ..............................................                   6,550                  82,694
                                                                                                                          ----------


                                                                                                                         (Continued)

                                                      SCM STRATEGIC GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            May 31, 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                      Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Restaurants & Food Service - 1.70%
            IHOP Corp. .............................................................                   6,120              $  146,115
                                                                                                                          ----------

       Retail - Department Stores - 4.02%
            Dayton Hudson Corporation ..............................................                   1,700                 107,100
         (a)Saks Incorporated ......................................................                   4,700                 129,837
            Wal-Mart Stores, Inc. ..................................................                   2,560                 109,120
                                                                                                                          ----------
                                                                                                                             346,057
                                                                                                                          ----------
       Retail - General Merchandise - 1.41%
            Dollar Tree Stores, Inc. ...............................................                   3,600                 121,050
                                                                                                                          ----------

       Retail - Specialty Line - 3.21%
            Home Depot, Inc. .......................................................                   2,250                 127,969
         (a)Tractor Supply Company .................................................                   5,000                 148,750
                                                                                                                          ----------
                                                                                                                             276,719
                                                                                                                          ----------
       Shoes - Leather - 1.42%
            Nike, Inc. .............................................................                   2,000                 121,875
                                                                                                                          ----------

       Telecommunications - 1.12%
            CenturyTel, Inc. .......................................................                   2,505                  95,973
                                                                                                                          ----------

       Telecommunications Equipment - 3.60%
            Lucent Technologies Inc. ...............................................                   2,400                 136,500
            Scientific-Atlanta, Inc. ...............................................                   4,900                 173,031
                                                                                                                          ----------
                                                                                                                             309,531
                                                                                                                          ----------
       Transportation - Air - 3.50%
            FDX Corporation ........................................................                   3,200                 176,200
            Southwest Airlines .....................................................                   3,900                 125,044
                                                                                                                          ----------
                                                                                                                             301,244
                                                                                                                          ----------
       Utilities - Telecommunications - 3.10%
            BellSouth Corporation ..................................................                   2,725                 128,586
         (a)MCI WorldCom, Inc. .....................................................                   1,600                 138,200
                                                                                                                          ----------
                                                                                                                             266,786
                                                                                                                          ----------

            Total Common Stocks (Cost $5,695,401) ..................................                                       7,020,437
                                                                                                                          ----------



                                                                                                                         (Continued)

                                                      SCM STRATEGIC GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            May 31, 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Interest         Maturity             Value
                                                                      Principal          Rate             Date              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 13.24%

       United States Treasury Note ................................   $ 90,000          5.875%          08/31/99          $   90,236
       United States Treasury Note ................................     60,000          5.500%          02/29/00              60,223
       United States Treasury Note ................................    120,000          5.125%          08/31/00             119,709
       United States Treasury Note ................................    150,000          5.000%          02/28/01             148,992
       United States Treasury Note ................................    150,000          5.625%          05/15/01             150,445
       United States Treasury Note ................................    150,000          6.500%          08/31/01             153,187
       Untied States Treasury Strip ...............................    126,000          0.000%          11/15/99             123,314
       Untied States Treasury Strip ...............................    128,000          0.000%          05/15/00             122,037
       Untied States Treasury Strip ...............................    185,000          0.000%          11/15/00             171,404
                                                                                                                          ----------

            Total U.S. Government and Agency Obligations (Cost $1,147,772) ....................................            1,139,547
                                                                                                                          ----------

                                                                                                    ----------
                                                                                                      Shares
                                                                                                    ----------
INVESTMENT COMPANY - 3.61%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares
            (Cost $310,535) ...................................................................      310,535                 310,535
                                                                                                                          ----------


Total Value of Investments (Cost $7,153,708 (b)) ..............................................        98.42%             $8,470,519
Other Assets Less Liabilities .................................................................         1.58%                136,056
                                                                                                      ------              ----------
       Net Assets .............................................................................       100.00%             $8,606,575
                                                                                                      ======              ==========




       (a)  Non-income producing investment.

       (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.  Unrealized  appreciation
            (depreciation) of investments for financial reporting and federal income tax purposes is as follows:

            Unrealized appreciation .................................................................................    $1,667,271
            Unrealized depreciation .................................................................................      (350,460)
                                                                                                                         ----------

                                        Net unrealized appreciation .................................................    $1,316,811
                                                                                                                         ==========




See accompanying notes to financial statements

                                                      SCM STRATEGIC GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                            May 31, 1999


ASSETS
       Investments, at value (cost $7,153,708) .........................................................                $ 8,470,519
       Cash ............................................................................................                    114,719
       Income receivable ...............................................................................                     12,900
       Prepaid expenses ................................................................................                      1,342
       Deferred organization expenses, net (note 3) ....................................................                     22,016
                                                                                                                        -----------

            Total assets ...............................................................................                  8,621,496
                                                                                                                        -----------

LIABILITIES
       Accrued expenses ................................................................................                     14,921
                                                                                                                        -----------

NET ASSETS
       (applicable to 831,137 shares outstanding; unlimited
        shares of $0.01 par value beneficial interest authorized) ......................................                $ 8,606,575
                                                                                                                        ===========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
       ($8,606,575 / 831,137 shares) ...................................................................                    $ 10.36
                                                                                                                        ===========

NET ASSETS CONSIST OF
       Paid-in capital .................................................................................                $ 7,694,728
       Undistributed net investment income .............................................................                      6,930
       Accumulated net realized loss on investments ....................................................                   (411,894)
       Net unrealized appreciation on investments ......................................................                  1,316,811
                                                                                                                        -----------
                                                                                                                        $ 8,606,575
                                                                                                                        ===========












See accompanying notes to financial statements

                                                      SCM STRATEGIC GROWTH FUND

                                                       STATEMENT OF OPERATIONS

                                                  For the period from June 1, 1998
                                                         (initial seed date)
                                                           to May 31, 1999

INVESTMENT INCOME

       Income
            Interest .....................................................................................              $    25,745
            Dividends ....................................................................................                   42,567
                                                                                                                        -----------

                  Total income ...........................................................................                   68,312
                                                                                                                        -----------

       Expenses
            Investment advisory fees (note 2) ............................................................                   36,288
            Fund administration fees (note 2) ............................................................                    6,404
            Custody fees .................................................................................                    3,671
            Registration and filing administration fees (note 2) .........................................                      287
            Fund accounting fees (note 2) ................................................................                   22,000
            Audit fees ...................................................................................                    8,500
            Legal fees ...................................................................................                    7,000
            Securities pricing fees ......................................................................                    2,210
            Shareholder recordkeeping fees ...............................................................                    8,250
            Other accounting fees (note 2) ...............................................................                    2,424
            Shareholder servicing expenses ...............................................................                    4,196
            Registration and filing expenses .............................................................                    3,205
            Printing expenses ............................................................................                    2,882
            Amortization of deferred organization expenses (note 3) ......................................                    4,984
            Trustee fees and meeting expenses ............................................................                       66
            Other operating expenses .....................................................................                    1,869
                                                                                                                        -----------

                  Total expenses .........................................................................                  114,236
                                                                                                                        -----------

                  Less:
                       Expense reimbursements (note 2) ...................................................                  (26,718)
                       Investment advisory fees waived (note 2) ..........................................                  (34,231)
                       Fund administration fees waived (note 2) ..........................................                      (86)
                                                                                                                        -----------

                  Net expenses ...........................................................................                   53,201
                                                                                                                        -----------

                       Net investment income .............................................................                   15,111
                                                                                                                        -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

       Net realized loss from investment transactions ....................................................                 (411,894)
       Increase in unrealized appreciation on investments ................................................                1,316,811
                                                                                                                        -----------

            Net realized and unrealized gain on investments ..............................................                  904,917
                                                                                                                        -----------

                  Net increase in net assets resulting from operations ...................................              $   920,028
                                                                                                                        ===========




See accompanying notes to financial statements

                                                      SCM STRATEGIC GROWTH FUND

                                                 STATEMENT OF CHANGES IN NET ASSETS

                                                  For the period from June 1, 1998
                                                         (initial seed date)
                                                           to May 31, 1999


INCREASE IN NET ASSETS

     Operations
           Net investment income ...........................................................................            $    15,111
           Net realized loss from investment transactions ..................................................               (411,894)
           Increase in unrealized appreciation on investments ..............................................              1,316,811
                                                                                                                        -----------

               Net increase in net assets resulting from operations ........................................                920,028
                                                                                                                        -----------

     Distribution to shareholders from
           Net investment income ...........................................................................                 (8,181)
                                                                                                                        -----------

     Capital share transactions
           Increase in net assets resulting from capital share transactions (a) ............................              7,694,728
                                                                                                                        -----------

               Total increase in net assets ................................................................              8,606,575

NET ASSETS

     Beginning of period ...................................................................................                      0
                                                                                                                        -----------

     End of period  (including undistributed net investment income of $6,930) ..............................            $ 8,606,575
                                                                                                                        ===========



(a) A summary of capital share activity follows:

                                                                                                    --------------------------------
                                                                                                       Shares               Value
                                                                                                    --------------------------------

Shares sold ............................................................                                865,908           8,035,651
Shares issued for reinvestment
     of distributions ..................................................                                    878               8,181
                                                                                                    -----------         -----------

                                                                                                        866,786           8,043,832

Shares redeemed ........................................................                                (35,649)           (349,104)
                                                                                                    -----------         -----------

     Net increase ......................................................                                831,137         $ 7,694,728
                                                                                                    ===========         ===========






See accompanying notes to financial statements

                                                      SCM STRATEGIC GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                  For the period from June 29, 1998
                                                    (commencement of operations)
                                                           to May 31, 1999



Net asset value, beginning of period .....................................................................         $     10.00

       Income from investment operations (a)
            Net investment income ........................................................................                0.02
            Net realized and unrealized gain on investments ..............................................                0.35
                                                                                                                   -----------

                  Total from investment operations .......................................................                0.37
                                                                                                                   -----------

       Distribution to shareholders from
            Net investment income ........................................................................               (0.01)
                                                                                                                   -----------

Net asset value, end of period ...........................................................................         $     10.36
                                                                                                                   ===========


Total return .............................................................................................                3.76 %
                                                                                                                   ===========


Ratios/supplemental data

       Net assets, end of period .........................................................................         $ 8,606,575
                                                                                                                   ===========

       Ratio of expenses to average net assets
            Before expense reimbursements and waived fees ................................................                2.68 % (b)
            After expense reimbursements and waived fees .................................................                1.25 % (b)

       Ratio of net investment (loss) income to average net assets
            Before expense reimbursements and waived fees ................................................               (1.07)% (b)
            After expense reimbursements and waived fees .................................................                0.35 % (b)


       Portfolio turnover rate ...........................................................................               45.51 %


(a)    Includes  undistributed net investment income of $0.00 per share and undistributed net realized gains and unrealized gains of
       $0.00 per share, from June 1, 1998 (seed date) through June 29, 1998 (commencement of operations).

(b)    Annualized.







See accompanying notes to financial statements

                            SCM STRATEGIC GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                  May 31, 1999



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The SCM Strategic Growth Fund (the "Fund") is a diversified series of shares of beneficial interest of The SCM Investment Trust (the "Trust"). The Trust, an open-ended investment company, was organized on April 18, 1998 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of realized and unrealized capital appreciation. Current income is of secondary importance. The Fund will seek to achieve this objective by investing primarily in a flexible portfolio of equity securities, fixed income securities, and money market instruments. The Fund was initially seeded on June 1, 1998. The Fund had no net investment income, or net realized and unrealized gains from the seed date through the commencement of operations, or June 29, 1998. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

         B. Federal Income Taxes - No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

               The Fund has a capital loss carryforward for federal income tax purposes of $411,894 which expires in the year 2007. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforwards have been offset or expire.

         C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

         D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending May 31.

         E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.

                                                                     (Continued)

                            SCM STRATEGIC GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                  May 31, 1999



NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Shanklin Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.85% of the Fund's average daily net assets.

         The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.25% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $34,231 ($0.08 per share) and has agreed to reimburse $26,718 of the Fund's operating expenses for the year ended May 31, 1999.

         The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.150% of the Fund's first $100 million of average daily net assets, and 0.125% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $2,000 for accounting and recordkeeping services. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

         North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

         Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


NOTE 3 - DEFERRED ORGANIZATION EXPENSES

         All expenses of the Fund incurred in connection with its organization and the registration of its shares have been assumed by the Fund. The organization expenses are being amortized over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized against the Fund's investment income.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $9,211,008 and $1,967,489, respectively, for the year ended May 31, 1999.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of The SCM  Investment  Trust and  Shareholders  of SCM
 Strategic Growth Fund:

We have audited the accompanying statement of assets and liabilities of SCM Strategic Growth Fund (the "Fund"), including the portfolio of investments, as of May 31, 1999, and the related statement of operations for the period then ended, the statement of changes in net assets and financial highlights for the period from June 1, 1998 (commencement of operations) to May 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of May 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SCM Stategic Growth Fund as of May 31, 1999, the results of its operations for the period then ended, the changes in its net assets and the financial highlights for the respective stated period in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP
Deloitte & Touche LLP

Pittsburgh, Pennsylvania
June 18, 1999